Exhibit 99.1

I-LINK INCORPORATED

OFFICER’S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

November 19, 2002

The undersigned Helen Seltzer, duly appointed and incumbent officer of I-Link Incorporated, a Florida corporation (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of her knowledge:

1.                                       The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

/s/ Helen Seltzer
Helen Seltzer
Chief Executive Officer